Exhibit 1


                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1 (f)(1), we the undersigned agree that this Amendment to Statement on Schedule 13D, to which this Joint Filing Agreement is attached as Exhibit 1, is filed on behalf of each of us.

Dated: November 17, 1997

                                        Montgomery Medical Ventures II, L.P.

                                        By: Montgomery Medical Partners II, L.P.



                                                By: /s/ Jack Olshansky
                                                    ----------------------------
                                                        Jack Olshansky
                                                        General Partner


                                        Montgomery Medical Partners II, L.P.


                                                By: /s/ Jack Olshansky
                                                    ----------------------------
                                                        Jack Olshansky
                                                        General Partner

                                                    /s/ Jack Olshansky
                                                    ----------------------------
                                                        Jack Olshansky


                                                    /s/ Steven Weiss
                                                    ----------------------------
                                                        Steven Weiss


                                        MMV Holding II Co.

                                        By: Montgomery Medical Ventures II, L.P.

                                        By: Montgomery Medical Partners II, L.P.


                                        By: /s/ Jack Olshansky
                                            ------------------------------------
                                                Jack Olshansky
                                                General Partner